OTHER OPERATING INCOME / (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2022
OTHER OPERATING INCOME / (EXPENSES), NET
Schedule of other operating income/(expense), net

	Years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB

Government grants(i)	8,776	6,706	9,277
Ineffective portion of change in fair value of cash flow hedges	3,052	694	(255)
Net realized and unrealized loss on derivative financial instruments not qualified as hedging	(1,252)	(14,873)	(15,535)
Impairment losses on long-lived assets (ii)	(14,629)	(10,035)	(5,669)
Gain/(loss) on disposal of property, plant, equipment and other non-current assets, net	398	(3,062)	(722)
Fines, penalties and compensations	(43)	(220)	(39)
Donations	(301)	(165)	(447)
Others	(1,781)	(761)	(1,389)
	(5,780)	(21,716)	(14,779)

Notes:

(i)	Government grants for the years ended December 31, 2020, 2021 and 2022 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.
(ii)	Impairment losses recognized on long-lived assets of the exploration and production (“E&P”) segments were RMB 8,495, RMB 2,467 and RMB 2,891 for the years ended December 31, 2020, 2021 and 2022, respectively. The impairment comprised RMB 8,435, RMB 2,467 and RMB 2,891 on property, plant and equipment for the years ended December 31, 2020, 2021 and 2022, respectively, and RMB 60 on construction in progress for the year ended December 31, 2020. The primary factors resulting in the E&P segment impairment loss were downward revision of oil and gas reserve in certain fields and high extraction costs. E&P segment determines recoverable amounts of property, plant and equipment relating to oil and gas producing activities, which include significant judgements and assumptions. The recoverable amounts were determined based on the present values of the expected future cash flows of the assets using pre-tax discount rates of 10.47%, 10.47% and 8.17% to 14.86% for the years ended December 31, 2020, 2021 and 2022, respectively. Further future downward revisions to the Group’s oil or nature gas price outlook would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 4,548, RMB 3,628 and RMB 1,693 for the years ended December 31, 2020, 2021 and 2022, respectively. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group’s property plant and equipment relating to oil and gas producing activities by approximately RMB 2,836, RMB 2,400 and RMB 1,508 for the years ended December 31, 2020, 2021 and 2022,respectively. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in additional impairment loss on the Group’s property, plant and equipment relating to oil and gas producing activities by approximately RMB 287, RMB 180 and RMB 126 for the years ended December 31, 2020, 2021 and 2022, respectively.